UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Campbell Technology Parkway, Suite 150 Campbell, California	95008
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	TYGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Tigo Energy, Inc. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of certain information about the Company in the form of an investor presentation (the “Investor Presentation”), which will be referenced at upcoming investor meetings. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the Investor Presentation is also available on the Investor Relations section of the Company’s website at https://investors.tigoenergy.com/.

The information contained in the Investor Presentation is summary information intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this current report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information included in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated July 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2023

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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